Exhibit 21.1

Legal Name of Entity	Jurisdiction of Organization
ABG Acquisition, LLC	Delaware
Acorn Insurance Agency, Inc.	Massachusetts
Adero Partners, LLC	Delaware
Alley Investment Management Company, LLC	Delaware
Alpha Advice Australia Pty Ltd	Australia
Alpha Asset Management Pty Ltd	Australia
Altman Greenfield & Selvaggi Partners, LLC	Delaware
Ancora Advisors LLC	Nevada
Ancora Alternatives LLC	Ohio
Ancora Family Wealth Advisors, LLC	Ohio
Ancora Holdings Group, LLC	Delaware
Ancora Holdings Inc.	Ohio
Ancora Insurance Solutions LLC	Delaware
Ancora Retirement Plan Advisors, LLC	Pennsylvania
ARS Wealth Advisors Group, LLC	Delaware
Aspiri Business Trust	Australia
Aspiri Financial Group Pty Ltd	Australia
Aspiri Financial Pty Ltd	Australia
Aspiri Financial Services Pty Ltd	Australia
Asset Advisors Investment Management, LLC	Delaware
Atlas Private Wealth Management, LLC	Delaware
AXWM Holdings, LLC	Delaware
Azimuth Capital Investment Management LLC	Delaware
Badgley Phelps Wealth Managers, LLC	Delaware
Bartlett & Co. Wealth Management LLC	Delaware
BBA-CGFIV GP, LLC	Delaware
BBA-Coinvest GP, LLC	Delaware
BBA-DOFV GP, LLC	Delaware
BBA-FCCIII GP, LLC	Delaware
BBA-IVYII GP, LLC	Delaware
BBA-MPIV GP, LLC	Delaware
BBA-SLXII GP, LLC	Delaware
Beaumont Financial Advisors, LLC	Delaware
BFSG, LLC	Delaware
Bordeaux Wealth Advisors LLC	Delaware
Brady & Associates Pty. Ltd	Australia
Brownlie & Braden Advisors, LLC	Delaware
Buckingham Strategic Partners, LLC	Delaware
Buckingham Strategic Wealth, LLC	Delaware
Campbell Deegan Wealth Management, LLC	Delaware
Cardinal Point Capital Management ULC	Canada
Cassaday & Co Wealth Management, LLC	Delaware
CBM Acquisition, LLC	Delaware
CFO4Life Group, LLC	Delaware

Legal Name of Entity	Jurisdiction of Organization
CFP Acquisition, LLC	Delaware
CFSA Acquisition, LLC	Delaware
CLF Acquisition, LLC	Delaware
CMCL Acquisition, LLC	Delaware
Coastal Bridge Advisors, LLC	Delaware
Colony Funds, LLC	Delaware
Connectus AFSL 1 Ltd	Australia
Connectus Australia Pty Ltd	Australia
Connectus Canada Wealth Management ULC	Canada
Connectus Group, LLC	Delaware
Connectus Services Pty Ltd	Australia
Connectus Tax Pty Ltd	Australia
Connectus Wealth Group Limited	England and Wales
Connectus Wealth Limited	England and Wales
Connectus Wealth Management Limited	England and Wales
Connectus Wealth, LLC	Delaware
CornerStone Partners Capital Management, LLC	Delaware
Cornerstone Risk Management Advisors, LLC	North Carolina
Cornerstone Wealth Group, LLC	Delaware
CP Service Co., LLC	Delaware
CPCM DAF GP LLC	Delaware
CPCM PEF GP LLC	Delaware
CPCM PIF GP LLC	Delaware
CPCM PIF II GP LLC	Delaware
Crestwood Advisors Group, LLC	Delaware
DFPL Acquisition, LLC	Delaware
Diversifying Strategies Access GP Inc.	Canada
Dorchester Wealth Management Company	Canada
Douglas Lane & Associates, LLC	Delaware
DSW Acquisition, LLC	Delaware
Edge Capital Group, LLC	Delaware
ESAA Acquisition, LLC	Delaware
Escala Partners Pty Ltd	Australia
Escala Wealth Management Pty Ltd	Australia
Eton Advisors Group, LLC	Delaware
Fairway Wealth LLC	Delaware
FDC & Partners Manager I, LLC	Delaware
FDC & Partners Manager II, LLC	Delaware
FDC & Partners Manager III, LLC	Delaware
FDC & Partners Manager IV, LLC	Delaware
FI Services Holdings, LLC	Delaware
Fidelity Independent Adviser Newsletter, LLC	Delaware
Financial Professionals Group Pty Ltd	Australia
Financial Professionals Pty Ltd	Australia
Fininvesta SARL	Switzerland
Flint Hills Activist Strategies GP, LLC	Delaware

Legal Name of Entity	Jurisdiction of Organization
Flint Hills AEP Co-Invest GP, LLC	Delaware
Flint Hills Ascent Co-Invest II GP, LLC	Delaware
Flint Hills BH New Opportunity 2015 Co-Invest Fund GP, LLC	Delaware
Flint Hills CEC Opportunity GP, LLC	Delaware
Flint Hills CEC Opportunity II GP, LLC	Delaware
Flint Hills Concentrated Global L/S Equity GP, LLC	Delaware
Flint Hills Credit Opportunities GP, LLC	Delaware
Flint Hills Credit Opportunities II GP, LLC	Delaware
Flint Hills Credit Opportunities III GP, LLC	Delaware
Flint Hills Credit Opportunities IV GP, LLC	Delaware
Flint Hills Cybersecurity GP, LLC	Delaware
Flint Hills Diversified Strategies GP, LLC	Delaware
Flint Hills Elliott Co-Invest GP, LLC	Delaware
Flint Hills Elliott Co-Invest II GP, LLC	Delaware
Flint Hills EMG Opportunity GP, LLC	Delaware
Flint Hills EMG Opportunity II GP, LLC	Delaware
Flint Hills Founders GP, LLC	Delaware
Flint Hills Founders II GP, LLC	Delaware
Flint Hills Founders IV GP, LLC	Delaware
Flint Hills Kissner Co-Invest 2020 GP, LLC	Delaware
Flint Hills Kissner Co-Invest GP, LLC	Delaware
Flint Hills Long/Short Equity GP, LLC	Delaware
Flint Hills Managed Equity Fund I GP, LLC	Delaware
Flint Hills Permian Co-Invest GP, LLC	Delaware
Flint Hills Permian Co-Invest II GP, LLC	Delaware
Flint Hills Permian Co-Invest III GP, LLC	Delaware
Flint Hills Permian Co-Invest IV GP, LLC	Delaware
Flint Hills Private Equity GP, LLC	Delaware
Flint Hills Private Equity II GP, LLC	Delaware
Flint Hills Private Equity III GP, LLC	Delaware
Flint Hills Private Equity IV GP, LLC	Delaware
Flint Hills Private Equity V GP, LLC	Delaware
Flint Hills Private Equity VI GP, LLC	Delaware
Flint Hills Select Managers Fund GP, LLC	Delaware
Flint Hills Spartan Co-Invest GP, LLC	Delaware
Flint Hills Strategic Small Mid Cap GP, LLC	Delaware
Flint Hills Titan GP, LLC	Delaware
Flint Hills Traverse Co-Invest GP, LLC	Delaware
Flint Hills Utica Co-Invest GP, LLC	Delaware
Flint Hills Venture Opportunities GP, LLC	Delaware
Flint Hills WestCap Fund II GP, LLC	Delaware
Flynn Family Office LLC	Delaware
Focus Advisors, LLC	New York
Focus Australia Holdings, LLC	Delaware
Focus Canada Holdings II, LLC	Delaware
Focus Canada Holdings, LLC	Delaware

Legal Name of Entity	Jurisdiction of Organization
Focus Canada Investments Corp.	Canada
Focus Consulting, LLC	Delaware
Focus Escala Holdings LLC	Delaware
Focus Financial Partners, LLC	Delaware
Focus Formation Holdings, LLC	Delaware
Focus MEDIQ Holdings, LLC	Delaware
Focus MW Lomax Australia, LLC	Delaware
Focus Operating Holding Co.	Delaware
Focus Operating, LLC	Delaware
Focus Orion Premier Mortgage, LLC	Delaware
Focus Orion Solutions, LLC	Delaware
Focus Risk Solutions, LLC	Delaware
Focus SCS Holdings, Inc.	Delaware
Focus Solutions Holdings, LLC	Delaware
Focus Transition Services LLC	Delaware
Focus Treasury & Credit Solutions, LLC	Delaware
Focus UK Holdings, LLC	Delaware
Focus Wealth Advisors, LLC	Delaware
Fort Pitt Capital Group, LLC	Delaware
Fort Pitt Risk Solutions, LLC	Delaware
Fortem Financial Group, LLC	Delaware
Fortem Financial Insurance Services, LLC	Delaware
Fortem Loans LLC	Delaware
Foster Dykema Cabot & Partners, LLC	Delaware
Foundation Investment Management Limited	England and Wales
FourThought Financial Partners, LLC	Delaware
FPCMA Acquisition, LLC	Delaware
G. Ferizis & Co Pty Ltd	Australia
Gavin Management ULC	Canada
Gavin Special Opportunities Fund II GP, LLC	Delaware
Gavin Wealth & Wellness ULC	Canada
Gelfand Rennert and Feldman UK Limited	England and Wales
Gelfand, Rennert & Feldman, LLC	Delaware
GMG Private Counsel ULC	Canada
Gratus Capital, LLC	Delaware
Greystone Financial Services (Holdings) Limited	England and Wales
Greystone Financial Services Limited	England and Wales
Greystone Wealth Management Limited	England and Wales
GRF Advisory Services, LLC	Delaware
GW & Wade Asset Management Company, LLC	Delaware
GW & Wade, LLC	Delaware
GYL Financial Synergies, LLC	Delaware
HAA Acquisition, LLC	Delaware
Hill Investment Group Partners, LLC	Delaware
HIM Acquisition, LLC	Delaware
HLB Financial Services Limited	England and Wales

Legal Name of Entity	Jurisdiction of Organization
Howard Capital Management Group, LLC	Delaware
HoyleCohen, LLC	Delaware
Icon Wealth Advisors, LLC	Delaware
Institutional and Family Asset Management, LLC	Delaware
InterOcean Capital Group, LLC	Delaware
Inverness Holdings LLC	Delaware
Inverness Life Services LLC	Ohio
Inverness Securities, LLC	Ohio
Investment Professionals Pty Ltd	Australia
JFS Risk Management, LLC	Delaware
JFS Wealth Advisors, LLC	Delaware
Joel Isaacson & Co., LLC	Delaware
Kavar Capital Partners Group, LLC	Delaware
Kovitz Insurance Services, LLC	Delaware
Kovitz Investment Group Partners, LLC	Delaware
KRE Manager, LLC	Delaware
LaFleur & Godfrey LLC	Delaware
Lake Street Advisors Group, LLC	Delaware
LHL Holdings Ltd.	Bahamas
Link Financial Services Pty Ltd	Australia
Link Mortgage Services Pty Ltd	Australia
Link Mortgage Services Trust	Australia
Link Private Pty Ltd	Australia
Loan Advantage Pty Ltd	Australia
LOC Investment Advisers, LLC	Delaware
LVW Advisors, LLC	Delaware
LVW Flynn, LLC	Delaware
LWH Merger Sub II, Inc.	Delaware
Media Wealth, LLC	Delaware
MEDIQ Accountants Pty Ltd	Australia
MEDIQ Capital Pty Ltd	Australia
MEDIQ Credit Advisory Pty Ltd	Australia
MEDIQ Equity Pty Ltd	Australia
MEDIQ Financial Planning Pty Ltd	Australia
MEDIQ Financial Services Pty Ltd	Australia
MEDIQ Holdings Pty Ltd	Australia
MEDIQ Legal Pty Ltd	Australia
MEDIQ Wealth Services Pty Ltd	Australia
Merriman Wealth Management, LLC	Delaware
Misso Services Pty Ltd	Australia
Misso Wealth Management Pty Ltd.	Australia
Mosaic Family Wealth Partners, LLC	Delaware
MWM Capital Pty Ltd	Australia
NAS Acquisition, LLC	Delaware
NEIRG Wealth Management, LLC	Delaware
Nexus Investment Management ULC	Canada

Legal Name of Entity	Jurisdiction of Organization
NKSFB, LLC	Delaware
Octogone Asesores (Panama), S. De R.L.	Panama
Octogone Family Office SARL	Switzerland
Octogone Fund Management Ltd.	Bahamas
Octogone Gestion SARL	Switzerland
Octogone Holding SARL	Switzerland
Octogone Middle East Limited	United Arab Emirates (Dubai)
Octogone NA, LLC	Delaware
OFPA Acquisition, LLC	Delaware
OGW Holdings Limited	England and Wales
ONA Holdings, Inc.	Delaware
One Charles Group Insurance Services, LLC	Delaware
One Charles Private Wealth Services, LLC	Delaware
Origin Credit Advisers, LLC	Delaware
Origin Investments Group, LLC	Delaware
PAR Acquisition, LLC	Delaware
Patton Albertson Miller Group, LLC	Delaware
Pettinga Financial Advisors LLC	Delaware
PQ Special Purpose VR 2019 GP Inc.	Canada
Prairie Capital Management Group, LLC	Delaware
Prime Quadrant Corp.	Canada
Prime Quadrant US, LLC	Delaware
Private Credit Access GP Inc.	Canada
Private Equity Access GP Inc.	Canada
Provident Financial Management, LLC	Delaware
Quadrant Insurance Wealth Structuring, LLC	Pennsylvania
Quadrant Private Wealth Management, LLC	Delaware
Real Assets Access GP Inc.	Canada
Relative Value Partners Group, LLC	Delaware
Retirement Advisory Group, LLC	Delaware
Retirement Benefit Consulting Services, LLC	Delaware
Retirement Consulting Group, LLC	Delaware
Retirement Group, LLC	Delaware
RIM Acquisition, LLC	Delaware
Rollins Financial Advisors, LLC	Delaware
Ross Bennet Smith Limited	England and Wales
SAM Acquisition, LLC	Delaware
Sapient Private Wealth Management Services, LLC	Delaware
SCS Capital Management LLC	Delaware
SCS Financial Partners LLC	Delaware
SCS Private Co-Investment Opportunities GP LLC	Delaware
SCS Private Equity IV GP LLC	Delaware
SCS Private Equity V GP LLC	Delaware
SCS Private Equity VI GP LLC	Delaware
SCS Private Investment GP, LLC	Delaware
SDFP Acquisition, LLC	Delaware

Legal Name of Entity	Jurisdiction of Organization
Seasons of Advice Insurance Services, LLC	New York
Sentinel - Forsberg Insurance Agency	Massachusetts
Sentinel Benefits Group, Inc.	Massachusetts
Sentinel Benefits Group, LLC	Delaware
Sentinel Financial Group, LLC	Massachusetts
Sentinel Holdco, LLC	Delaware
Sentinel Insurance Agency, Inc.	Massachusetts
Sentinel Pension Advisors, Inc.	Massachusetts
Sentinel Securities, Inc.	Massachusetts
SOA Wealth Advisors, LLC	Delaware
Sonora Investment Management Group, LLC	Delaware
Sound View Insurance, LLC	Delaware
Sound View Wealth Advisors Group, LLC	Delaware
Source Companies, LLC	Ohio
Source Insurance, LLC	Ohio
Spectrum Wealth Counsel, LLC	Delaware
Strategic Point Investment Advisors, LLC	Delaware
Strategic Wealth Partners Group, LLC	Delaware
Summit Financial Wealth Advisors, LLC	Delaware
Superannuation Professionals Pty Ltd	Australia
Telemus Capital, LLC	Delaware
Telemus Decorrelation Opportunity GP QP, LLC	Delaware
Telemus Decorrelation Opportunity GP, LLC	Delaware
Telemus Engine, LLC	Delaware
Telemus Insurance Services, LLC	Delaware
Telemus Life Science Real Estate Fund Manager, LLC	Delaware
The Ancora Group LLC	Ohio
The Colony Group, LLC	Delaware
The Fiduciary Group, LLC	Delaware
The Portfolio Strategy Group, LLC	Delaware
TMD Insurance Services, LLC	Delaware
TMD Wealth Management LLC	Delaware
TopRidge Capital Partners II, LLC	Delaware
Transform Wealth, LLC	Delaware
Trident Financial Planning Limited	England and Wales
TrinityPoint Wealth Holdings, LLC	Delaware
TrinityPoint Wealth Insurance, LLC	Delaware
TrinityPoint Wealth, LLC	Delaware
Ullmann Wealth Partners Group, LLC	Delaware
Upinvest Nominees Pty Ltd	Australia
Upinvest Pty Ltd	Australia
Venture Growth Access GP Inc.	Canada
Vestor Capital, LLC	Delaware
W Four Holding Pty Ltd	Australia
Waddell & Associates, LLC	Delaware
Watermark AFSL Pty Ltd	Australia

Legal Name of Entity	Jurisdiction of Organization
Wespac Advisors, LLC	Delaware
Wespac Benefit & Insurance Services, LLC	Delaware
Wespac Plan Services, LLC	Delaware
Westwood Group Pty Ltd	Australia
Whitehaven Private Property Pty Ltd	Australia
Williams Jones Wealth Management, LLC	Delaware
WRP Acquisition, LLC	Delaware
XML Financial, LLC	Delaware
XML Securities, LLC	Delaware